Exhibit 10



                         INDEPENDENT AUDITORS' CONSENT


The Shareholders and Board of Trustees
USAA State Tax-Free Trust:

We consent to the use of our report dated May 4, 2001, incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the prospectus and "Independent Auditors" in the statement of additional information.

                                                              /S/ KPMG LLP
San Antonio, Texas
June 20, 2001